Exhibit 99.5

MVB Financial Corp.

Unaudited Pro Forma Consolidated Balance Sheet and Statements of Income

The unaudited pro forma consolidated balance sheet assumes that MVB Financial Corp.’s (“MVB”) investment in Warp Speed Holdings LLC (“Warp Speed”) occurred on September 30, 2022 and the unaudited pro forma consolidated statements of income assume that MVB’s investment in Warp Speed occurred on January 1, 2021. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that MVB believes are factually supportable, directly attributable to the transaction and are expected to have a continuing impact with respect to MVB’s consolidated statements of operations. The unaudited pro forma consolidated statements of income are not necessarily indicative of what actual results of operations would have been had the transaction occurred on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

The consideration paid by MVB for the investment in Warp Speed was comprised of $38.4 million in cash, plus 313,030 shares of newly-issued common stock of MVB, with an aggregate value of $9.7 million. As a result of the investment, MVB owns 37.5% of Warp Speed and will account for its investment in Warp Speed as an equity method investment in its consolidated financial statements.

The pro forma information has been prepared in accordance with Article 11 of Regulation S-X and are based upon and should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in MVB’s Annual Report on Form 10-K for the year ended December 31, 2021, MVB’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 and the financial statements of Calcon Mutual Mortgage LLC (“Calcon”) and OneTrust International LLC (“OneTrust”), filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K. Warp Speed serves as a holding company for four entities: Calcon, OneTrust, Yellowstone Global Investments LLC (“Yellowstone”) and Click2Bind Insurance Services, LLC (“Click2Bind”). MVB has obtained from the staff of the Securities and Exchange Commission a waiver from the requirements of Rule 3-05 of Regulation S-X to provide audited financial statements for Yellowstone and Click2Bind. Accordingly, MVB has not provided financial statements with respect to these entities.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2022

(in thousands)	MVB Historical	Pro Forma Adjustments			Pro Forma Combined
ASSETS
Cash and cash equivalents:
Cash and due from banks	$6,852	$—			$6,852
Interest-bearing balances with banks	73,094	(38,404)	(i	)	44,590
		10,000	(ii	)
		(100)	(ii	)

Total cash and cash equivalents	79,946	(28,504)			51,442
Investment securities available-for-sale	366,742	—			366,742
Equity securities	34,101	—			34,101
Loans held-for-sale	19,977	—			19,977
Loans receivable	2,471,395	—			2,471,395
Allowance for loan losses	(26,515)	—			(26,515)

Loans receivable, net	2,444,880	—			2,444,880
Premises and equipment	24,668	—			24,668
Bank-owned life insurance	42,992	—			42,992
Equity method investments	37,871	47,983	(iii	)	87,268
		1,414	(iv	)
Accrued interest receivable and other assets	84,757	(502)	(iv	)	84,255
Goodwill	3,988	—			3,988

TOTAL ASSETS	$3,139,922	$20,391			$3,160,313

LIABILITIES
Deposits:
Noninterest-bearing	$1,411,772	$—			$1,411,772
Interest-bearing	1,285,186	—			1,285,186

Total deposits	2,696,958	—			2,696,958
Accrued interest payable and other liabilities	42,144	912	(iv	)	43,056
Repurchase agreements	9,910	—			9,910
FHLB and other borrowings	73,328	10,000	(ii	)	83,228
		(100)	(ii	)
Subordinated debt	73,222	—			73,222

Total liabilities	2,895,562	10,812			2,906,374
STOCKHOLDERS’ EQUITY
Common stock	13,135	313	(i	)	13,448
Additional paid-in capital	146,950	9,266	(i	)	156,216
Retained earnings	140,546	—			140,546
Accumulated other comprehensive income	(39,977)	—			(39,977)
Treasury stock	(16,741)	—			(16,741)

Total equity attributable to parent	243,913	9,579			253,492
Noncontrolling interest	447	—			447

Total stockholders’ equity	244,360	9,579			253,939

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,139,922	$20,391			$3,160,313

Unaudited Pro Forma Consolidated Income Statement

Nine Months Ended September 30, 2022

(in thousands, except per share data)	MVB Historical	Pro Forma Adjustments			Pro Forma Combined
INTEREST INCOME
Interest and fees on loans	$79,074	$—			$79,074
Interest on deposits with banks	654	—			654
Interest on investment securities	2,383	—			2,383
Interest on tax-exempt loans and securities	3,144	—			3,144

Total interest income	85,255	—			85,255
INTEREST EXPENSE
Interest on deposits	4,291	—			4,291
Interest on short-term borrowings	326	393	(v	)	719
Interest on subordinated debt	2,284	—			2,284

Total interest expense	6,901	393			7,294

NET INTEREST INCOME	78,354	(393)			77,961
Provision for loan losses	11,500	—			11,500

Net interest income after provision for loan losses	66,854	(393)			66,461

NONINTEREST INCOME
Payment card and service charge income	9,970	—			9,970
Insurance and investment services income	667	—			667
Gain on sale of available-for-sale securities, net	650	—			650
Gain on sale of equity securities, net	(56)	—			(56)
Gain on sale of loans, net	3,786	—			3,786
Holding loss on equity securities, net	(146)	—			(146)
Compliance and consulting income	11,355	—			11,355
Equity method investment income	666	1,045	(vi	)	1,711
Equity method investment gain.	1,874	—			1,874
Other operating income	3,204	—			3,204

Total noninterest income	31,970	1,045			33,015

NONINTEREST EXPENSE
Salaries and employee benefits	55,260	—			55,260
Occupancy expense	3,009	—			3,009
Equipment depreciation and maintenance	4,012	—			4,012
Data processing and communications	3,110	—			3,110
Marketing, contributions and sponsorships	746	—			746
Professional fees	8,034	—			8,034
Insurance, tax and assessment expense	1,777	—			1,777
Travel, entertainment, dues and subscriptions	6,355	—			6,355
Other operating expenses	6,343	(271)	(vii	)	6,072

Total noninterest expense	88,646	(271)			88,375

Income before income taxes	10,178	923			11,101
Income taxes	2,161	240	(viii	)	2,401

Net income before noncontrolling interest	8,017	683			8,700
Net loss attributable to noncontrolling interest	521	—			521

Net income	$8,538	$683			$9,221

Weighted-average shares outstanding:
Basic	12,170,028	313,030	(ix	)	12,483,058
Diluted	12,852,574	313,030	(ix	)	13,165,604
Earnings per share:
Basic	$0.70				$0.74
Diluted	$0.66				$0.70

Unaudited Pro Forma Consolidated Income Statement

Year Ended December 31, 2021

(in thousands, except per share data)	MVB Historical	Pro Forma Adjustments			Pro Forma Combined
INTEREST INCOME
Interest and fees on loans	$75,282	$—			$75,282
Interest on deposits with banks	506	—			506
Interest on investment securities	2,405	—			2,405
Interest on tax-exempt loans and securities	5,236	—			5,236

Total interest income	83,429	—			83,429
INTEREST EXPENSE
Interest on deposits	3,977	—			3,977
Interest on short-term borrowings	105	560	(v	)	665
Interest on subordinated debt	2,188	—			2,188

Total interest expense	6,270	560			6,830

NET INTEREST INCOME	77,159	(560)			76,599
Release of allownace for loan losses	(6,275)	—			(6,275)

Net interest income after provision for loan losses	83,434	(560)			82,874

NONINTEREST INCOME
Payment card and service charge income	7,524	—			7,524
Insurance and investment services income	1,003	—			1,003
Gain on sale of available-for-sale securities, net	3,875	—			3,875
Gain on sale of equity securities, net	5	—			5
Gain on sale of loans, net	4,178	—			4,178
Holding gain on equity securities, net	3,776	—			3,776
Compliance and consulting income	9,625	—			9,625
Equity method investment income	17,428	9,695	(vi	)	27,123
Gains on acquisition and divestiture activity	10,783	—			10,783
Other operating income	4,399	—			4,399

Total noninterest income	62,596	9,695			72,291

NONINTEREST EXPENSE
Salaries and employee benefits	60,210	—			60,210
Occupancy expense	4,347	—			4,347
Equipment depreciation and maintenance	4,642	—			4,642
Data processing and communications	4,431	—			4,431
Marketing, contributions and sponsorships	525	—			525
Professional fees	10,770	—			10,770
Insurance, tax and assessment expense	2,032	—			2,032
Travel, entertainment, dues and subscriptions	5,092	—			5,092
Other operating expenses	5,403	—			5,403

Total noninterest expense	97,452	—			97,452

Income before income taxes	48,578	9,135			57,713
Income taxes	9,882	2,375	(viii	)	12,257

Net income before noncontrolling interest	38,696	6,760			45,456
Net loss attributable to noncontrolling interest	425	—			425

Net income	39,121	6,760			45,881
Preferred dividends	35	—			35

Net income available to common shareholders	$39,086	$6,760			$45,846

Weighted-average shares outstanding:
Basic	11,778,557	313,030	(ix	)	12,091,587
Diluted	12,613,620	313,030	(ix	)	12,926,650
Earnings per share:
Basic	$3.32				$3.79
Diluted	$3.10				$3.55

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND STATEMENTS OF INCOME

1. Adjustments to Unaudited Pro Forma Consolidated Balance Sheet and Statements of Income

The adjustments included in the unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2022 and the unaudited pro forma consolidated statement of income for the year ended December 31, 2021 are as follows:

(i)	Reflects the payment of $38.4 million of cash and the issuance of 313,030 shares of MVB common stock, with a value of $30.60 per share, for an aggregate value of $9.6 million;

(ii)	Reflects a senior term loan of $10.0 million, net of $0.1 million of related fees, in connection with the investment in Warp Speed;

(iii)	Reflects the recording of $48.0 million as an equity method investment in Warp Speed;

(iv)	Reflects the capitalization of direct transactions costs of $1.4 million;

(v)

Reflects the recognition of interest expense of $0.4 million and $0.6 million for the nine months ended September 30, 2022 and year ended December 31, 2021, respectively, at an annual rate of 2.75%, plus term secured overnight financing rate, as a result of the senior term loan;

(vi)

Reflects the recording of MVB’s share of Warp Speed net income of $1.0 million and $9.7 million for the nine months ended September 30, 2022 and year ended December 31, 2021, respectively (note that the Warp Speed net income for the nine months ended September 30, 2022 is net of the elimination of intercompany income of $0.3 million between MVB and Warp Speed from Warp Speed’s statement of income);

(vii)	Reflects the elimination of intercompany expense of $0.3 million between MVB and Warp Speed from MVB’s statement of income for the nine months ended September 30, 2022;

(viii)	Reflects the recording of the income tax impact of the aforementioned statement of income items; and

(ix)	Reflects the increase in weighted-average shares outstanding for the issuance of 313,030 MVB common shares.